Managed Account Series

BlackRock GA Enhanced Equity Fund

(the “Fund”)

Supplement dated November 30, 2018 to the Summary Prospectuses, Prospectuses and Statement of Additional Information of the Fund, each dated November 30, 2018, as supplemented to date

Effective January 1, 2019, BlackRock GA Enhanced Equity Fund is renamed BlackRock GA Dynamic Equity Fund and Cayman GA Enhanced Equity Fund, Ltd., the Fund’s wholly-owned subsidiary formed in the Cayman Islands, is renamed Cayman GA Dynamic Equity Fund, Ltd. There will be no change in the Fund’s investment strategy in conjunction with the name change.

Shareholders should retain this Supplement for future reference.

PR2SAI-MASGA-1118SUP